SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 9, 2000
                                                        ----------------


                        FGIC SECURITIES PURCHASE, INC.
            (Exact name of Registrant as specified in its charter)



    Delaware                       0-19564               13-3633082
    --------------------------------------------------------------------
    (State or other              (Commission          (I.R.S. Employer
    jurisdiction of               File Number)       Identification No.)
    incorporation)


                   115 Broadway, New York, New York 10006
                   --------------------------------------
             (Address of principal executive officers) (Zip Code)



      Registrant's telephone number, including area code: (212) 312-3000
                                                          --------------

Item 5.      Other Events

     An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-43729) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

     The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 12, 1999 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1998; and (ii) the reference to them under Experts in the Prospectus Supplement dated February 9, 2000 relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of the $64,000,000 principal amount plus of Variable Rate Certificates of Participation, Series 2000A, Evidencing and Representing Interests of the Owners Thereof in Installment Payments to be Made by the Elsinore Valley Municipal Water District (Riverside County, California).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                   EXHIBITS

                  Item 601 of
                  Regulation S-K
                  Exhibit Reference
                  Number

                  (23)                      Consents of experts and counsel:

                                            (f)      Consent of KPMG LLP

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                        FGIC SECURITIES PURCHASE, INC.
                                 (Registrant)



                                             By:
                                                  --------------------------
                                                  Name: Steve Natko
                                                  Title: Vice President


Dated: February 14, 2000

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549









                        FGIC SECURITIES PURCHASE, INC.








                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED FEBRUARY 9, 2000









                                             Commission File Number 0-19564

                                 Exhibit Index



Exhibit No.          Description                                     Page

(23)                      Consents of experts and counsel:            6

                                    (e)  Consent of KPMG LLP

                                                             Exhibit (23)(e)










To the Board of Directors
General Electric Capital Corporation


     We consent to incorporation by reference in the Prospectus Supplement for FGIC Securities Purchase, Inc. relating to the $64,000,000 principal amount plus interest Liquidity Facility in support of Variable Rate Certificates of Participation, Series 2000A, Evidencing and Representing Interests of the Owners Thereof in Installment Payments to be Made by the Elsinore Valley Municipal Water District (Riverside County, California) (the "Prospectus Supplement") of our report dated February 12, 1999 relating to the statement of financial position of General Electric Capital Corporation and consolidated affiliates as of December 31, 1998 and 1997, and the related statements of earnings, changes in share owners' equity and cash flows for each of the years in the three-year period ended December 31, 1998, and the related schedule, which report appears in the December 31, 1998 annual report on Form 10-K of General Electric Capital Corporation.

     We also consent to the reference to our firm under the heading "Experts" in the Prospectus Supplement.




                                                  /s/ KPMG LLP
                                                 -------------
                                                       KPMG LLP





Stamford, Connecticut
February 14, 2000